U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: January 7, 2005

                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.
             (Exact Name of registrant as specified in its Charter)




        Florida                       000-21627                  06-1413994
------------------------         -------------------         -------------------
(State of Incorporation)         Commission File No.           (IRS Employer
                                                             Identification No.)



     2614 Main St., Dallas, TX                                     75226
----------------------------------------                     -------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number (214) 670-0005



                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.

                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

         Item 8.01         Other Events

         On December 22, 2004, we amended our Articles of Incorporation and made the following corporate changes which will become effective January 17, 2005:

         (1) we changed our corporate name from Safe Alternatives Corporation of America, Inc. to Mortgage Assistance Center Corporation;

         (2) our authorized common stock capital will be increased to Fifty (50,000,000) Million shares, par value $0.001 per share.


         Item 9.01         Financial Statements and Exhibits

         (c) Exhibits

         Exhibit No.       Description of Exhibit

         3.0 Articles of Amendment changing name and capital filed with Florida Secretary of State on December 22, 2004 with effective date January 17, 2005


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 7, 2004                          SAFE ALTERNATIVES CORPORATION OF
                                                         AMERICA, INC.


                                                 /s/ Dale Hensel
                                                --------------------------------
                                                By: Dale Hensel
                                                Title: President